SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 3, 2002
                                  ------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------



ITEM 5.  OTHER ITEMS

On June 3, 2002, General Motors Corporation (GM) issued a news release announcing May sales. The release is as follows:


                GM Reports May Sales of 403,036 - Down 12 Percent

                Vehicle Production and Earnings Outlook Improves
                      for Second Quarter and Calendar Year

     - GM Truck Sales Down 12 Percent - Cars down 12 percent
     - CYTD Sales Down 3 percent - Trucks up 9 percent, Cars Down 15 Percent
     - Overall Retail Sales Up 2 Percent For The Year
     - CYTD Retail Truck Sales Up 13 Percent

      Second Quarter Earnings Estimated At $2.50 Per Share Excluding Hughes

  2002 Earnings Estimated At $6.00 Per Share Excluding Hughes And Special Items

      DETROIT -- General Motors dealers sold 403,036 new cars and trucks in May in the United States, down 12 percent over last year. GM overall truck sales were down 12 percent and GM car sales decreased 12 percent due to a highly competitive environment and a very strong May sales performance last year. Despite the decline, GM sales through May are down a modest 3 percent and retail sales are up 2 percent. CYTD truck sales are up 9 percent overall and 13 percent retail.

      "Compared to the strong May we had last year we were disappointed with our May results," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "However, if you look at our performance over the first five months of the year, we've done well despite the increasing competitiveness in the marketplace. Our inventory remains lean in critical areas such as full-size trucks and mid utilities, but we are still selling at an all-time industry record sales rate for trucks. On the car side, we had solid sales once again of all-new entries Pontiac Vibe and Cadillac CTS, which are helping to improve our position in the passenger car market.

      "Our dealers continue to do a good job of bringing consumers into showrooms and closing sales -- playing a pivotal role in helping GM maintain its strong retail momentum," said Lovejoy.

GM Truck Sales
--------------
      Through May, GM's industry leading truck lineup with overall deliveries up 9 percent and retail deliveries up 13 percent, continued on pace to establish an all-time industry record. In May, GM's mid utility vehicles were up 23 percent over last year, and are up a brisk 58 percent CYTD. Combined utility sales (88,188) increased 1 percent over year-ago record levels and CYTD sales are up 25 percent.

      GM had another robust month in full-size utility vehicle sales, selling 37,831 units. GM also continued to gain momentum in the small utility segment as the Saturn VUE sold 5,147 units and Chevrolet Tracker delivered 3,836 units. For the month of May, GM had another solid month in full-size pickups delivering 76,798 units and CYTD full-size pickup sales are up 6 percent.

GM Car Sales
------------
       While overall car sales were down 12 percent in May, several GM cars had strong performances for the month. Chevrolet Cavalier (29,542) and Pontiac Sunfire (9,405) posted 62 percent and 63 percent increases respectively. Chevrolet Impala posted impressive sales (13,451), despite constrained inventory and the Chevrolet Corvette increased 7 percent over last May. SAAB continued to post impressive numbers as the 9-3 increased 27 percent and the 9-5 increased 41 percent.

Certified Used Sales
--------------------
      GM solidified its number one position in the certified used car market in May. GM sold approximately 33,000 total certified used vehicle sales for the month, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand had another record month, selling 28,488 units. Lovejoy commented on GM's leadership in certified used vehicle programs, "Thanks to exceptional dealer support and the efforts of our entire VSSM organization, we are now the industry leader in Certified Used Vehicles, a tremendous win for General Motors."

GM Announces May Production Results, Revised Second Quarter Production Forecast,
-------------------------------------------------------------------------------
Initial Third Quarter Production Forecast
-----------------------------------------

      In May, GM produced 552,500 vehicles (244,000 cars and 308,500 trucks) in North America, up 12 percent from 492,000 vehicles (228,000 cars and 264,000 trucks) produced in May 2001. (Totals include joint venture production of 10,950 vehicles in May and 10,000 vehicles in May 2001.)

      GM's second-quarter production forecast for North America is 1.545 million vehicles (683,000 cars and 862,000 trucks) compared to last month's forecast of
1.53 million vehicles. The forecast increase of 15,000 units from earlier estimates is due to continued strong consumer demand. The new forecast is 12 percent higher than GM's 2001 second quarter production when the company produced 1.364 million vehicles (638,000 cars and 726,000 trucks).

      GM's initial third-quarter production forecast for North America is 1.245 million vehicles (550,000 cars and 695,000 trucks), up 0.6 percent from third quarter 2001 production levels of 1.238 million vehicles (573,000 cars and 665,000 trucks).

      GM also announced the following production forecast information for its international regions:

     - GM Europe - The second-quarter production forecast is 462,000 vehicles, a decrease of 9,000 vehicles. The company's initial third-quarter production forecast for its European operation is 420,000 vehicles.
     - GM Asia Pacific - The second-quarter production forecast is 71,000 vehicles, an increase of 1,000 vehicles. GM's third-quarter production forecast for the region is 70,000 vehicles.
     - GM Latin America, Africa and the Middle East - The second-quarter production forecast is 143,000 vehicles, a decrease of 6,000 vehicles. The company's third quarter forecast is 155,000 vehicles.

GM's Earnings Guidance Increased for the Second Quarter and Calendar Year
-------------------------------------------------------------------------
      As a result of increased production in North America, GM's continued strong U.S. retail performance, and an intense focus on cost reduction, GM has increased its earnings estimates for the second quarter and calendar year.

      GM estimates its second-quarter-2002 earnings, excluding Hughes, at $2.50 per share, up from prior guidance of $2.00 per share. Including Hughes, the second quarter target is approximately $2.40 per share, up from $1.90 per share.

      Because of the intensely competitive marketplace, GM believes its net price retention in North America for the second quarter will be approximately negative 2 percent. That compares with prior guidance of negative 1.4 percent to negative 1.6 percent. For the first six months, net price in North America is expected to be approximately negative 1.5 percent.

      Based on a continued strong U.S. industry, with sales estimated in the range of mid-to-high 16 million total vehicles, and GM production in North America now estimated to be greater than 5.5 million units, GM estimates its 2002 calendar year earnings, excluding Hughes and special charges, at $6.00 per share, up from prior guidance of $5.00 per share. Including Hughes, the 2002 calendar year earnings guidance is approximately $5.60 per share, up from $4.60 per share. GM believes that net price retention for the second half of 2002 will not improve from the first-half levels.

      GM remains optimistic about the remainder of the 2002 calendar year despite business risks such as the economic outlook in Latin America and the fierce pricing environment in North America. GM is on-track to deliver strong results in the 2002 calendar year, and remains focused on delivering the results required to drive shareholder value.


Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-15, 16) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.

                                      # # #


Detroit - General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                        Calendar Year-to-Date
                                  May                       January - May
                      ---------------------------------------------------------
 Curr S/D:   26                           % Chg
 Prev S/D:   26          2002     2001    per S/D    2002       2001     % Chg
-------------------------------------------------------------------------------
Vehicle Total          403,036   459,050    -12.2  1,955,280  2,014,184   -2.9
-------------------------------------------------------------------------------
Car Total              183,566   209,460    -12.4    844,566    994,311  -15.1
-------------------------------------------------------------------------------
Truck Total            219,470   249,590    -12.1  1,110,714  1,019,873    8.9
-------------------------------------------------------------------------------
Light Truck Total      215,605   244,594    -11.9  1,093,846  1,001,145    9.3
-------------------------------------------------------------------------------
Light Vehicle Total    399,171   454,054    -12.1  1,938,412  1,995,456   -2.9
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                               Calendar Year-to-Date
                                  May                      January - May
                      ---------------------------------------------------------
                                          % Chg
                        2002     2001    per S/D     2002       2001     % Chg
-------------------------------------------------------------------------------
Buick                   32,934    34,678     -5.0   150,817    143,632     5.0
Cadillac                15,158    12,270     23.5    69,934     62,157    12.5
Chevrolet              219,787   250,234    -12.2 1,101,816  1,105,737    -0.4
GMC                     43,493    55,872    -22.2   215,990    219,932    -1.8
HUMMER                      45        76    -40.8       227        368   -38.3
Oldsmobile              10,462    20,461    -48.9    67,377    112,326   -40.0
Other - Isuzu            1,265     1,585    -20.2     5,596      6,940   -19.4
Pontiac                 47,344    47,929     -1.2   215,841    227,379    -5.1
Saab                     4,002     3,014     32.8    16,577     13,465    23.1
Saturn                  28,546    32,931    -13.3   111,105    122,248    -9.1
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    179,554   205,132    -12.5   827,782   976,353    -15.2
-------------------------------------------------------------------------------
Light Truck            215,605   244,594    -11.9 1,093,846  1,001,145     9.3
-------------------------------------------------------------------------------

Twenty-six selling days for the May period this year and twenty-six for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.


                                                 2-1P
                                     GM Car Deliveries - (United States)
                                               May 2002
--------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                  January - May
                         -------------------------------------------------
                                           %Chg
                           2002    2001   per S/D   2002    2001    % Chg
                         -------------------------------------------------
       Selling Days (S/D)  26      26
--------------------------------------------------------------------------

Century                   11,424  12,948  -11.8   52,496   52,381     0.2
LeSabre                   12,858  12,407    3.6   50,552   54,118    -6.6
Park Avenue                3,451   3,564   -3.2   12,926   14,610   -11.5
Regal                      1,655   4,661  -64.5   10,350   21,387   -51.6
Riviera                        0       0  ***.*        0        2   ***.*
      Buick Total         29,388  33,580  -12.5  126,324  142,498   -11.4
-------------------------------------------------------------------------
Catera                        10   1,314  -99.2      207    4,493   -95.4
CTS                        3,473       0  ***.*   11,237        0   ***.*
DeVille                    5,188   5,926  -12.5   27,909   35,536   -21.5
Eldorado                     680     614   10.7    3,055    3,115    -1.9
Seville                    1,524   1,973  -22.8    8,967    8,918     0.5
     Cadillac Total       10,875   9,827   10.7   51,375   52,062    -1.3
-------------------------------------------------------------------------
Camaro                     2,901   3,165   -8.3   13,980   14,027    -0.3
Cavalier                  29,542  18,261   61.8  114,898  106,448     7.9
Corvette                   3,049   2,847    7.1   12,899   13,501    -4.5
Impala                    13,451  17,147  -21.6   78,903   85,418    -7.6
Lumina                         5     340  -98.5       29   17,397   -99.8
Malibu                    11,051  22,666  -51.2   66,661   86,156   -22.6
Metro                          1      33  -97.0       12    6,430   -99.8
Monte Carlo                4,478   5,423  -17.4   24,952   29,001   -14.0
Prizm                      1,997   5,303  -62.3   10,826   25,231   -57.1
    Chevrolet Total       66,475  75,185  -11.6  323,160  383,609   -15.8
-------------------------------------------------------------------------
Alero                      5,519  10,234  -46.1   39,508   55,789   -29.2
Aurora                     1,154   1,561  -26.1    4,556   12,857   -64.6
Cutlass                        0       3  ***.*        0       15   ***.*
Eighty Eight                   0       1  ***.*        0        3   ***.*
Intrigue                   1,201   2,857  -58.0    7,119   17,840   -60.1
    Oldsmobile Total       7,874  14,656  -46.3   51,183   86,504   -40.8
-------------------------------------------------------------------------
Bonneville                 2,410   3,248  -25.8   13,428   18,810   -28.6
Firebird                   2,102   2,158   -2.6   10,072   10,184    -1.1
Grand Am                  13,639  17,721  -23.0   67,141   80,658   -16.8
Grand Prix                10,664  11,360   -6.1   53,453   47,703    12.1
Sunfire                    9,405   5,780   62.7   34,203   36,570    -6.5
Vibe                       3,333       0  ***.*    8,448        0   ***.*
     Pontiac Total        41,553  40,267    3.2  186,745  193,925    -3.7
-------------------------------------------------------------------------
9-3                        2,267   1,783   27.1   10,625    7,911    34.3
9-5                        1,735   1,231   40.9    5,952    5,554     7.2
       Saab Total          4,002   3,014   32.8   16,577   13,465    23.1
-------------------------------------------------------------------------
Saturn L Series            8,756  11,910  -26.5   35,250   44,393   -20.6
Saturn S Series           14,643  21,021  -30.3   53,952   77,855   -30.7
      Saturn Total        23,399  32,931  -28.9   89,202  122,248   -27.0
-------------------------------------------------------------------------
        GM Total         183,566 209,460  -12.4  844,566  994,311   -15.1
-------------------------------------------------------------------------
                GM Car Deliveries by Production Source
-------------------------------------------------------------------------
GM North America *       179,554 205,132  -12.5  827,782  976,353   -15.2
-------------------------------------------------------------------------
GM Import                  4,012   4,328   -7.3   16,784   17,958    -6.5
-------------------------------------------------------------------------
        GM Total         183,566 209,460  -12.4  844,566  994,311   -15.1
-------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                 2-1P
                                     GM Car Deliveries - (United States)
                                               May 2002
-------------------------------------------------------------------------
                                                   Calendar Year-to-Date
                         (1)       May                  January - May
                         ------------------------------------------------
                                           %Chg
                           2002    2001   per S/D   2002    2001    % Chg
                         ------------------------------------------------
       Selling Days (S/D)  26      26
-------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------
Buick Total               29,388  33,580  -12.5  126,324  142,498   -11.4
Cadillac Total            10,865   8,513   27.6   51,168   47,569     7.6
Chevrolet Total           66,475  75,185  -11.6  323,160  383,609   -15.8
Oldsmobile Total           7,874  14,656  -46.3   51,183   86,504   -40.8
Pontiac Total             41,553  40,267    3.2  186,745  193,925    -3.7
Saturn Total              23,399  32,931  -28.9   89,202  122,248   -27.0
     GM North America
       Total*            179,554 205,132  -12.5  827,782  976,353   -15.2
-------------------------------------------------------------------------
Cadillac Total                10   1,314  -99.2      207    4,493   -95.4
Saab Total                 4,002   3,014   32.8   16,577   13,465    23.1
     GM Import Total       4,012   4,328   -7.3   16,784   17,958    -6.5
-------------------------------------------------------------------------
              GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------
Buick Total               32,934  34,678  -5.0   150,817   143,632    5.0
Cadillac Total            15,158  12,270  23.5    69,934    62,157   12.5
Chevrolet Total          219,787 250,234 -12.2 1,101,816 1,105,737   -0.4
GMC Total                 43,493  55,872 -22.2   215,990   219,932   -1.8
HUMMER Total                  45      76 -40.8       227       368  -38.3
Oldsmobile Total          10,462  20,461 -48.9    67,377   112,326  -40.0
Other-Isuzu Total          1,265   1,585 -20.2     5,596     6,940  -19.4
Pontiac Total             47,344  47,929  -1.2   215,841   227,379   -5.1
Saab Total                 4,002   3,014  32.8    16,577    13,465   23.1
Saturn Total              28,546  32,931 -13.3   111,105   122,248   -9.1
     GM Total            403,036 459,050 -12.2 1,955,280 2,014,184   -2.9
-------------------------------------------------------------------------
* Includes US/Canada/Mexico



                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                               May 2002
----------------------------------------------------------------------------
                                          Calendar Year-to-Date
                    (1)     May                  January - May
                    --------------------------------------------------------
                                         % Chg
                          2002    2001  per S/D     2002    2001     % Chg
----------------------------------------------------------------------------
  Selling Days (S/D)       26     26
----------------------------------------------------------------------------
Rendezvous                 3,546   1,098  223.0    24,493      1,134   ***.*
    Total Buick            3,546   1,098  223.0    24,493      1,134   ***.*
----------------------------------------------------------------------------
Escalade                   3,027   2,443   23.9    13,821     10,095    36.9
Escalade EXT               1,256       0  ***.*     4,738          0   ***.*
  Total Cadillac           4,283   2,443   75.3    18,559     10,095    83.8
----------------------------------------------------------------------------
Astro                      5,371   6,253  -14.1    23,073     28,444   -18.9
C/K Suburban(Chevy)       10,395  14,938  -30.4    53,866     60,487   -10.9
Chevy C/T Series             547     628  -12.9     2,470      2,732    -9.6
Chevy P Models & Mtr Hms       0       0  ***.*         0         27   ***.*
Chevy W Series               212     157   35.0     1,048        831    26.1
Express Cutaway/G Cut      1,659   1,374   20.7     7,775      5,859    32.7
Express Panel/G Van        5,596   6,252  -10.5    26,817     27,850    -3.7
Express/G Sportvan         1,866   1,981   -5.8     7,736      7,186     7.7
Kodiak 4/5 Series             74       0  ***.*       106          0   ***.*
S/T Blazer                 9,388  13,928  -32.6    51,894     82,067   -36.8
S/T Pickup                14,391  19,381  -25.7    67,091     69,951    -4.1
Tahoe                     17,108  19,822  -13.7    81,650     79,382     2.9
Tracker                    3,836   5,186  -26.0    17,260     22,935   -24.7
TrailBlazer               15,596   4,762  227.5    90,162      6,209   ***.*
Venture                    7,430  10,063  -26.2    36,134     36,181    -0.1
.............................................................................
     Avalanche             6,421     716  796.8    37,404        717   ***.*
     Silverado-C/K
       Pickup             53,422  69,608  -23.3   274,170    291,270    -5.9
Chevrolet Fullsize
  Pickups                 59,843  70,324  -14.9   311,574    291,987     6.7
.............................................................................
  Chevrolet Total        153,312 175,049  -12.4   778,656    722,128     7.8
----------------------------------------------------------------------------
C/K Suburban(GMC)              0       4  ***.*         0         29   ***.*
Envoy                      6,711   4,102   63.6    36,080      6,299   472.8
GMC C/T Series             1,487   2,288  -35.0     5,911      6,325    -6.5
GMC W Series                 247     337  -26.7     1,691      1,862    -9.2
P Models & Mtr Hms(GMC)        0       1  ***.*         0         11   ***.*
S/T Jimmy                     89   2,598  -96.6       774     22,284   -96.5
Safari (GMC)               1,220   1,722  -29.2     6,184      9,521   -35.0
Savana Panel/G Classic     2,095   2,215   -5.4     8,341     11,408   -26.9
Savana Special/G Cut       1,151   3,087  -62.7     4,402      6,115   -28.0
Savana/Rally                 206     283  -27.2       970      1,001    -3.1
Sierra                    15,699  19,933  -21.2    79,593     80,720    -1.4
Sonoma                     4,227   5,551  -23.9    18,033     17,957     0.4
Topkick 4/5 Series            33       0  ***.*        46          0   ***.*
Yukon                      5,661   7,235  -21.8    29,781     30,619    -2.7
Yukon XL                   4,667   6,516  -28.4    24,184     25,781    -6.2
     GMC Total            43,493  55,872  -22.2   215,990    219,932    -1.8
----------------------------------------------------------------------------
HUMMER H1                     45      76  -40.8       227        368   -38.3
   HUMMER Total               45      76  -40.8       227        368   -38.3
----------------------------------------------------------------------------
Bravada                      867   2,134  -59.4     6,970      9,109   -23.5
Silhouette                 1,721   3,671  -53.1     9,224     16,713   -44.8
 Oldsmobile Total          2,588   5,805  -55.4    16,194     25,822   -37.3
----------------------------------------------------------------------------
Other-Isuzu F Series         148     233  -36.5       768        985   -22.0
Other-Isuzu N Series       1,117   1,352  -17.4     4,828      5,955   -18.9
 Other-Isuzu Total         1,265   1,585  -20.2     5,596      6,940   -19.4
----------------------------------------------------------------------------
Aztek                      2,105   2,536  -17.0    11,372     13,588   -16.3
Montana                    3,686   5,126  -28.1    17,724     19,866   -10.8
Trans Sport                    0       0  ***.*        0          0    ***.*
   Pontiac Total           5,791   7,662  -24.4    29,096     33,454   -13.0
----------------------------------------------------------------------------
VUE                        5,147       0  ***.*    21,903          0   ***.*
   Saturn Total            5,147       0  ***.*    21,903          0   ***.*
----------------------------------------------------------------------------
     GM Total            219,470 249,590  -12.1 1,110,714  1,019,873     8.9
----------------------------------------------------------------------------
           GM TRUCK Deliveries by Production Source
----------------------------------------------------------------------------
GM North America *       218,195 248,102  -12.1 1,104,714  1,013,170     9.0
----------------------------------------------------------------------------
GM Import                  1,275   1,488  -14.3     5,975      6,703   -10.9
----------------------------------------------------------------------------
     GM Total            219,470 249,590  -12.1 1,110,714  1,019,873     8.9
----------------------------------------------------------------------------
           GM Light Duty Truck Deliveries by Production Source
----------------------------------------------------------------------------
GM North America *       215,605 244,594  -11.9 1,093,846  1,001,145     9.3
----------------------------------------------------------------------------
GM Import                      0       0  ***.*         0          0   ***.*
----------------------------------------------------------------------------
     GM Total            215,605 244,594  -11.9 1,093,846  1,001,145     9.3
----------------------------------------------------------------------------
* Includes U.S./Canada/Mexico


                                                  3-1P
                                  GM Truck Deliveries - (United States)
                                               May 2002
----------------------------------------------------------------------------
                                          Calendar Year-to-Date
                    (1)     May                  January - May
                    --------------------------------------------------------
                                         % Chg
                          2002    2001  per S/D     2002    2001     % Chg
----------------------------------------------------------------------------
  Selling Days (S/D)       26     26
----------------------------------------------------------------------------
             GM TRUCK Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------
Buick Total                3,546   1,098  223.0    24,493      1,134   ***.*
Cadillac Total             4,283   2,443   75.3    18,559     10,095    83.8
Chevrolet Total          153,186 174,952  -12.4   777,956    721,580     7.8
GMC Total                 43,346  55,637  -22.1   214,909    218,899    -1.8
HUMMER Total                  45      76  -40.8       227        368   -38.3
Oldsmobile Total           2,588   5,805  -55.4    16,194     25,822   -37.3
Other-Isuzu Total            263     429  -38.7     1,402      1,818   -22.9
Pontiac Total              5,791   7,662  -24.4    29,096     33,454   -13.0
Saturn Total               5,147       0  ***.*    21,903          0   ***.*
    GM North America
      Total*             218,195 248,102  -12.1 1,104,739  1,013,170     9.0
----------------------------------------------------------------------------
Chevrolet Total              126      97   29.9       700        548    27.7
GMC Total                    147     235  -37.4     1,081      1,033     4.6
Other-Isuzu Total          1,002   1,156  -13.3     4,194      5,122   -18.1
    GM Import Total        1,275   1,488  -14.3     5,975      6,703   -10.9
----------------------------------------------------------------------------
       GM Light Truck Deliveries by Production Source and Marketing Division
----------------------------------------------------------------------------
Buick Total                3,546   1,098  223.0    24,493      1,134   ***.*
Cadillac Total             4,283   2,443   75.3    18,559     10,095    83.8
Chevrolet Total          152,479 174,264  -12.5   775,032    718,538     7.9
GMC Total                 41,726  53,246  -21.6   208,342    211,734    -1.6
HUMMER Total                  45      76  -40.8       227        368   -38.3
Oldsmobile Total           2,588   5,805  -55.4    16,194     25,822   -37.3
Pontiac Total              5,791   7,662  -24.4    29,096     33,454   -13.0
Saturn Total               5,147       0  ***.*    21,903          0   ***.*
    GM North America
      Total*             215,605 244,594  -11.9 1,093,846  1,001,145     9.3
----------------------------------------------------------------------------


                     GM Light Truck Deliveries by Marketing Division
----------------------------------------------------------------------------
Buick Total                3,546   1,098  223.0    24,493      1,134   ***.*
Cadillac Total             4,283   2,443   75.3    18,559     10,095    83.8
Chevrolet Total          152,479 174,264  -12.5   775,032    718,538     7.9
GMC Total                 41,726  53,246  -21.6   208,342    211,734    -1.6
HUMMER Total                  45      76  -40.8       227        368   -38.3
Oldsmobile Total           2,588   5,805  -55.4    16,194     25,822   -37.3
Pontiac Total              5,791   7,662  -24.4    29,096     33,454   -13.0
Saturn Total               5,147       0  ***.*    21,903          0   ***.*
    GM Total             215,605 244,594  -11.9 1,093,846  1,001,145     9.3
----------------------------------------------------------------------------

* Includes US/Canada/Mexico



                           GM Production Schedule - 6/3/02

                ---------------------------------------------------------------
                      GMNA
                -------------------                          Total    Memo: JV*
Units 000s      Car* Truck*  Total   GME**  GMLAAM   GMAP  Worldwide  Car Truck
                -------------------  ----- -------- ----- ----------
2002 Q2 #        683   862  1,545     462     143      71      2,221   17    17
O/(U) prior
forecast:@                     15      (9)     (6)      1         (1)   0     0
-------------------------------------------------------------------------------
2002 Q3 #        550   695  1,245     420     155      70      1,890   16    20
O/(U) prior
forecast:@                    n/a     n/a     n/a     n/a        n/a    0    0
-------------------------------------------------------------------------------

                      GMNA
                -------------------                          Total    Memo: JV*
Units 000s      Car* Truck*  Total   GME**  GMLAAM   GMAP  Worldwide  Car Truck
                -------------------  ----- -------- ----- ----------

   1998
1st Qtr.         673   702  1,375     424     146      36      1,981   20     6
2nd Qtr.         615   557  1,172     479     153      39      1,843   13     8
3rd Qtr.         592   410  1,002     440     137      37      1,616   14     0
4th Qtr.         819   691  1,510     522      89      36      2,157   21     9
                ----  ----  -----   -----     ---     ---      -----  ---    --
    CY         2,699 2,360  5,059   1,864     525     148      7,596   68    23

   1999
1st Qtr.         781   725  1,506     524      93      38      2,161   20    15
2nd Qtr.         760   795  1,555     533     110      25      2,223   22    13
3rd Qtr.         660   699  1,359     427     112      47      1,945   19    11
4th Qtr.         759   694  1,453     530      97      47      2,127   21    17
               -----  ----  -----    ----     ---     ---      -----  ---    --
    CY         2,960 2,913  5,873   2,014     412     157      8,456   82    56

   2000
1st Qtr.         746   775  1,521     572     118      40      2,251   24    13
2nd Qtr.         787   781  1,568     534     140      45      2,287   19    17
3rd Qtr.         689   630  1,319     374     151      53      1,897   16    18
4th Qtr.         670   694  1,364     513     135      47      2,059   18    17
               ----- ----- ------   -----    ----     ---      -----  ---    --
    CY         2,892 2,880  5,772   1,993     544     185      8,494   77    65

   2001
1st Qtr.         581   633  1,214     538     138      51      1,941  918     9
2nd Qtr.         638   726  1,364     491     165      64      2,084   13    16
3rd Qtr.         573   665  1,238     373     146      74      1,832   11    15
4th Qtr.         573   721  1,294     441     127      67      1,929    9    16
               ----- -----  -----   -----    ----     ---      -----   --    --
    CY         2,365 2,745  5,110   1,842     575     256      7,786   46    61

   2002
1st Qtr.         600   753  1,353     456     131      65      2,005   12    11
2nd Qtr. #       862   683  1,545     462     143      71      2,221   17    17
3rd Qtr. #       550   695  1,245     420     155      70      1,890   16    20
                ---------------------------------------------------------------

      @ Numbers may vary due to rounding
     '* JOINT VENTURE - NUMMI units included in U.S. Car, HUMMER in U.S. Truck,
        CAMI units included in Canada Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      June 3, 2002
      ------------
                                       By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)